CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Reconciliation to amounts on consolidated balance sheets:
Cash and cash equivalents	¥ 1,331,968	$ 209,015	¥ 1,127,055	¥ 884,676
Restricted cash	11,841	1,858	18,630	16,509
Total cash, cash equivalents and restricted cash	¥ 1,343,809	$ 210,873	¥ 1,145,685	¥ 901,185